1,000,000 SHARES

                                COMMON STOCK

                              ($2.50 PAR VALUE)


                           UNDERWRITING AGREEMENT


                                                   December __, 1996

A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
  c/o A.G. Edwards & Sons, Inc.
  One North Jefferson Avenue
  St. Louis, Missouri 63103

          The undersigned, Southern California Water Company, a California corporation (the "Company"), hereby addresses you as the "Underwriters" and hereby confirms its agreement with you as follows:

          1. DESCRIPTION OF SHARES. The Company proposes to issue and sell to the Underwriters 1,000,000 shares of its Common Stock, par value $2.50 per share (the "Firm Shares"). Solely for the purpose of covering overallotments in the sale of the Firm Shares, the Company further proposes to grant to the Underwriters the right to purchase up to an additional 100,000 shares of its Common Stock, par value $2.50 per share (the "Option Shares"), as provided in Section 3 of this Agreement. The Firm Shares and the Option Shares are herein sometimes referred to as the "Shares" and are more fully described in the Prospectus hereinafter defined.

          2.   PURCHASE, SALE AND DELIVERY OF FIRM SHARES.
On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, (a) to purchase from the Company, at a purchase price of $___ per share, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) to purchase from the Company any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to
Section 3 hereof.

          The Company will deliver certificates for the Firm Shares at the office of A.G. Edwards & Sons, Inc., 77 Water Street, New York, New York ("Edwards' Office"), or such other place as you and the Company may mutually agree upon, for the accounts of the Underwriters against payment to the Company of the purchase price for the Firm Shares sold by it to the several Underwriters by wire transfer in clearing house (same day available) funds payable to the order of the Company. Such payment and delivery of funds shall occur at the office of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, or at such other place as may be agreed upon between you and the Company (the "Place of Closing"), at 11:00 a.m., New York time, on December __, 1996, or at such other time and date not later than three full business days thereafter as you and the Company may agree, such time and date of payment and delivery being herein called the "Closing Date."

          The certificates for the Firm Shares so to be delivered will be made available to you for inspection at Edwards" Office (or such other place as you and the Company may mutually agree upon) at least one full business day prior to the Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Closing Date.

         It is understood that an Underwriter, individually, may (but shall not be obligated to) make payment on behalf of the other Underwriters whose payment shall not have been received prior to the Closing Date for Shares to be purchased by such Underwriter. Any such payment by an Underwriter shall not relieve the other Underwriters of any of their obligations hereunder.

         It is understood that the Underwriters propose to offer the Shares to the public upon the terms and conditions set forth in the Registration Statement hereinafter defined.

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 under the Act (the "registration statement"), including a prospectus subject to completion relating to the Shares. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Shares may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement. Any reference to the Prospectus as amended or supplemented means the Prospectus as amended or supplemented for use in connection with the offering of the Shares in the form in which it is filed with the Commission pursuant to Rule 424(b). The term "Prepricing Prospectus" as used in this Agreement means the prospectus subject to completion in the form included in the registration statement at the time of the initial filing of the registration statement with the Commission, and as such prospectus shall have been amended or supplemented for use in connection with the offering of the Shares from time to time prior to the date of the Prospectus. Any reference in this Agreement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, such Prepricing Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the registration statement, the Registration Statement, any Prepricing Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents (or the applicable portions thereof, if incorporated only in part) which at the time are incorporated by reference in the registration statement, the Registration Statement, any Prepricing Prospectus, the Prospectus (as then amended as supplemented), or any amendment or supplement thereto for use in connection with the offering of the Shares.

          3.   PURCHASE, SALE AND DELIVERY OF THE OPTION SHARES.
The Company hereby grants an option to the Underwriters to purchase from the Company up to 100,000 Option Shares on the same terms and conditions as the Firm Shares; provided, however, that such option may be exercised only for the purpose of covering any over-allotments which may be made by them in the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

         The option is exercisable on behalf of the several Underwriters by you at any time, and from time to time, before the expiration of 30 days from the date of this Agreement, for the purchase of all or part of the Option Sharescovered thereby, by notice given by you to the Company in the manner provided in Section 12 hereof, setting forth the number of Option
Shares as to which the Underwriters are exercising the option, and the date of delivery of said Option Shares, which date shall not be more than eight business days after such notice unless otherwise agreed to by the parties.
You may terminate the option at any time, as to any unexercised portion thereof, by giving written notice to the Company to such effect.

          You shall make such allocation of the Option Shares among the Underwriters as may be required to eliminate purchases of fractional Shares.

         Delivery of the Option Shares with respect to which the option shall have been exercised shall be made to or upon your order at Edwards' Office (or at such other place as you and the Company may mutually agree upon), against payment by you of the per share purchase price to the Company by wire transfer payable in clearing house (same day available) funds. Such payment and delivery shall be made at 11:00 a.m., New York time, on the date designated in the notice given by you as above provided for, unless some other date and time are agreed upon, which date and time of payment and delivery are called the "Option Closing Date." The certificates for the Option Shares so to be delivered will be made available to you for inspection at Edwards' Office at least one full business day prior to the Option Closing Date and will be in such names and denominations as you may request at least two full business days prior to the Option Closing Date. On the Option Closing Date, the Company shall provide the Underwriters such representations, warranties, opinions and covenants with respect to the Option Shares as are required to be delivered on the Closing Date with respect to the Firm Shares.

          4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE
COMPANY. (a) The Company represents and warrants to and agrees with each Underwriter that:

               (i) Each Prepricing Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of any Prepricing
      Prospectus.

              (ii) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Act. The Registration Statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus as supplemented or amended when filed with the Commission under Rule 424(b) under the Act complied with or will comply in all material respects with the provisions of the Act and did not or will not at any such time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

          (iii) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such Incorporated Document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, and any further Incorporated
     Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such Incorporated Document when it was filed (or, if an amendment with respect to any such Incorporated Document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further Incorporated Document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (iv) All the outstanding shares of the Company's Common Stock, par value $2.50 per share (the "Common Shares"), have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Shares have been duly authorized and, when issued and delivered to you against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms, in all material respects, to the description thereof in the Registration Statement and the Prospectus.

          (v) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is not required to be qualified as a foreign corporation for the transaction of business under the laws of any jurisdictions in which the consequences of a failure to qualify, individually or in the aggregate, would have a material adverse effect on the business of the Company.

          (vi) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company, or to which the Company or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act, as applicable.

          (vii) The Company is not in violation of its articles of incorporation or by-laws and has complied, in all respects material to the Company, with any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any decree applicable to the Company of any court or governmental agency or body having jurisdiction over the Company, and is not in default in any material respect in the performance of any obligation, agreement or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material agreement, lease or other instrument to which the Company is a party or by which its properties are bound.

          (viii) Neither the execution, delivery or performance of this Agreement by the Company nor the issuance and sale of the Shares contemplated hereby (1) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official on the part of the Company (except (x) authorizations and orders of the Public Utilities Commission of the State of California, which have been obtained, are in full force and effect and are sufficient to authorize the transactions contemplated hereby and (y) such as may be required for the registration of the Shares under the Act and compliance with the Exchange Act and the securities or Blue Sky laws of various jurisdictions) or (2) conflicts or will conflict with the articles of incorporation or bylaws of the Company or (3) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject.

          (ix) The accountants, Arthur Andersen LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants as required by the Act.

          (x) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto for use in connection with the offering of the Shares), present fairly the financial position, results of operations and changes in financial position of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto for use in connection with the offering of the Shares) are accurately presented and to the extent derived therefrom prepared on a basis consistent with such financial statements and the books and records of the Company.

           (xi) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws, and except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles.

          (xii) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto for use in connection with the offering of the Shares), subsequent to the respective dates as of which such information is given in the Prospectus (or any amendment or supplement thereto for use in connection with the offering of the Shares), the Company has not incurred any liability or obligation, direct or contingent, or entered into any transaction, in each case other than in the ordinary course of business, that is material to the Company, and there has not been any change (other than pursuant to the Company's Dividend Reinvestment and Common Share Purchase Plan and Investment Incentive Program) in the capital stock, or material increase in the short-term debt or long-term debt, of the Company, or any material adverse change, or any development involving, or which would reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company.

          (xiii) The Company has good and marketable title to all property (real and personal) described in the Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus or in a document filed as an exhibit to the Registration Statement and except for liens, claims, security interests or other encumbrances that would not, individually or in the aggregate, have a material adverse effect on the business of the Company; and all the property described in the Prospectus as being held under lease by the Company is held by it under valid, subsisting and enforceable leases except in any respect that would not, individually or in the aggregate, have a material adverse effect on the business of the Company.

          (xiv) The Company has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business, in all material respects, in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; the Company has fulfilled and performed all its obligations with respect to such permits where the failure to fulfill or perform would have a material adverse effect on the business of the Company and has no knowledge of the occurrence of any event which, pursuant to the terms thereof, allows, or after notice or lapse of time would allow, the early revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus.

          (xv) No holder of any security of the Company has any right to require registration of shares of Common Shares or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement.

          (xvi) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (a) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

          5. ADDITIONAL COVENANTS. The Company covenants and agrees with the several Underwriters that:

          (a)  If, at the time this Agreement is executed and delivered,
     it is necessary   for the Registration Statement or a post-effective
     amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

          (b) The Company will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information;
     (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of registration and qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which, in each event, makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or if a suspension of the registration and qualification of the Shares for offering or sale in any jurisdiction shall have occurred, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (c) The Company will furnish to you, without charge, (i) four copies of the signed registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement, (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may reasonably request, and (iv) four copies of the exhibits to the Incorporated Documents.

          (d) Prior to the Closing Date and during the time referred to in the first sentence of Section 4(f), the Company will not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus for use in connection with the offering of the Shares or, prior to the Closing Date, file any document which, upon filing, becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object; provided, however, that the Company may file any such Incorporated Document of which you should have been previously advised if it has been advised by counsel that such filing is required by applicable law.

          (e) Prior to the execution and delivery of this Agreement, the Company has delivered to you, without charge, in such quantities as you have requested, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by you and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of your counsel a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto for use in connection with the offering of the Shares) as you may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto for use in connection with the offering of the Shares) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by you and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales of Shares by you or any dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of your counsel is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to you and dealers a reasonable number of copies thereof. In the event that the Company and you agree that the Prospectus should be amended or supplemented, the Company, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          (g) The Company will cooperate with you and your counsel in connection with the registration or qualification of the Shares for offering and sale by you and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (h) The Company will make generally available to its security holders an earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

          (i) During the period of three years hereafter, the Company will furnish to you as soon as available, a copy of each report of the Company mailed to shareholders or filed with the Commission.

          (j) The Company will apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the Prospectus.

          (k) Except as provided in this Agreement, the Company will not sell, offer to sell or otherwise dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or any other shares of capital stock of the Company, or grant any options or warrants to purchase Common Shares, other than shares issuable pursuant to a plan for employees or shareholders in effect on the date hereof, including the Company's Dividend Reinvestment and Common Share Purchase Plan and Investment Incentive Program and Common Shares issuable on exercise of options outstanding on the date of this Agreement, for a period of 90 days after the date of the Prospectus, without the prior written consent of A.G. Edwards & Sons, Inc.

          (l) The Company will use its best efforts to have the Common Shares which it agrees to sell under this Agreement approved for listing, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

          6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase and pay for the Shares, as provided herein, shall be subject to the accuracy in all material respects, as of the date hereof and as of the Closing Date
(and, if applicable, the Option Closing Date), of the representations and warranties of the Company contained herein, to the performance in all material respects by the Company of its covenants and obligations hereunder, and to the following additional conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings relating to the Shares, if any, required by Rule 424 under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your reasonable satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company not contemplated by the Prospectus, which in your reasonable opinion would materially adversely affect the market for the Shares or (ii) any event or development relating to or involving the Company which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

         (c) You shall have received on the Closing Date, an opinion of O'Melveny & Myers LLP, counsel for the Company, dated the Closing Date and addressed to you, to the effect that:

              (i)  The Company is a corporation duly
         organized and validly existing as a corporation in good standing under the laws of the State of California, with full corporate power and corporate authority to own its properties and to conduct its business as now being conducted as described in the Prospectus (and any amendment or supplement thereto for use in connection with the offering of the Shares), including having the corporate power and corporate authority to function as a water and electric utility in the State of California;

              (ii) The Company has authorized, issued and outstanding capital stock as set forth in the Prospectus, except that issued and outstanding capital stock in the Prospectus does not reflect any Common Shares issued after September 30, 1996 pursuant to the Company's
         Dividend Reinvestment and Common Share Purchase Plan and Investment Incentive Program, and all the issued and outstanding Common Shares of the Company have been duly and validly authorized and issued, are fully paid and nonassessable. The Shares and the other capital stock of the Company conform to the description thereof under the caption "Description of Capital Shares" in the Prospectus. The form of certificates for the Shares to be delivered pursuant to this Agreement conforms to the requirements of the California
         Corporations Code and, when countersigned by the Company's transfer agent and delivered to you or upon your order against payment of the agreed consideration therefor, in accordance with the provisions of this Agreement, the shares represented thereby will be duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights;

               (iii) The Commission has notified the Company that the Registration Statement has become effective under the Act, and, to such counsel's knowledge, no proceedings for a stop order suspending the effectiveness of the Registration Statement are pending or threatened under the Act; the descriptions in the Prospectus of contracts and other documents known to such counsel are accurate in all material respects; to such counsel's knowledge, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus, to be incorporated by reference therein, or to be filed as exhibits to the Registration Statement, which are not described, incorporated or filed as required;

              (iv) Except for the matters disclosed in, or incorporated by reference into, the Registration Statement, to such counsel's knowledge, there are no pending or threatened actions, suits, proceedings or investigations against the Company in any court or by or before any arbitrator or governmental agency or authority which are required by the Act to be disclosed therein;

              (v) This Agreement has been duly authorized, executed and delivered by the Company;

              (vi) The Company's execution and delivery of this Agreement and the sale of Shares as contemplated by this Agreement do not (a) violate the Company's articles of incorporation or bylaws, (b) violate, breach, or result in a default (or an event that with notice or lapse of time or both would constitute a default or event of acceleration) under, any existing obligation of the Company under any material agreement to which the Company is a party and known to such counsel (the "Other Agreements"), (c) breach or otherwise violate any existing obligation of the Company under any material order, judgment or decree of any California or federal court or governmental authority binding on the Company and known to such counsel, or (d) violate any California or federal statute or regulation that such counsel has, in the exercise of customary professional diligence, recognized as directly applicable to the Company or to transactions of the type contemplated by this Agreement;

              (vii) The California Public Utilities Commission has duly authorized the issuance of the Shares and the sale of the Shares, in each case as contemplated by the Prospectus; such authorizations are still in full force and effect and are sufficient pursuant to the California Public Utilities Code for the issuance and the sale of the Shares; assuming the Shares are issued and sold in accordance with this Agreement, the issuance and sale of the Shares is in conformity, in all material respects, with the terms of such authorization; and no other approval, authorization, consent, certificate or order of any federal or other state commission or regulatory authority, agency or body is necessary on the part of the Company for the issuance of the Shares and the sale of the Shares to the Underwriters, except as may be required under the Act or other securities or Blue Sky laws; and

              (viii) Each document incorporated by reference in the Prospectus as of the date the Prospectus was filed with the Commission (other than the financial statements and schedules and other financial and statistical data contained therein or incorporated by reference therein, as to which no opinion is expressed) appeared on its face to comply when it was filed as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

          Such counsel shall state that in connection with their participation in the preparation of the Registration Statement and the Prospectus, such counsel has not independently verified the accuracy, completeness or fairness of the statements contained or incorporated therein, and the limitations inherent in the examination made by such counsel and the knowledge available to such counsel are such that such counsel is unable to assume, and does not assume, any responsibility for the accuracy, completeness or fairness of the statements contained or incorporated in the Registration Statement, the Prospectus or the Incorporated Documents (except as otherwise specifically stated in clauses (ii) and (iii) above). Such counsel also shall state, however, that on the basis of such counsel's review of the Registration Statement, the Prospectus and the Incorporated Documents and their participation in conferences in connection with the preparation of the Registration Statement and the Prospectus, and relying as to materiality to a large extent upon opinions of officers of the Company, such counsel does not believe that the Registration Statement and the Incorporated Documents, on the date the Registration Statement was declared effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that such counsel does not believe that the Prospectus and the Incorporate Documents, considered as a whole on the date of the Prospectus and on the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need express no opinion or belief as to any document filed by the Company under the Exchange Act, whether prior or subsequent to the effective date of the Registration Statement, except the Incorporated Documents read together with the Registration Statement or the Prospectus and considered as a whole, nor any opinion or belief as to the financial statements and other financial and statistical information included or incorporated by reference in the Registration Statement, the Prospectus or the Incorporated Documents.

          Such counsel shall also state that, subject to the foregoing, they also advise the Representatives that, in such counsel's opinion, the Registration Statement and the Prospectus (except for the financial statements and other financial data included or incorporated by reference therein, as to which such counsel shall express no opinion) as of the effective date of the Registration Statement and as of the date hereof, appeared on their face to comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder.

          Such counsel's opinion shall be rendered in respect of the laws of the State of California and the federal law of the United States. Such counsel need not express any opinion regarding
Section 7 of this Agreement, any state securities laws or, except as expressly stated in clauses (iii) and (viii) of the opinion, any federal securities laws. Such counsel's opinion further may be limited to laws recognized by such counsel, in the exercise of customary professional diligence and through their representation of the Company, as being applicable to the Company and to the issuance and public sale of securities.
For purposes of the limitation in clauses (iii) and (iv) above, such counsel's knowledge may be limited to the current actual knowledge obtained by them in connection with matters to which they have given substantive attention as counsel for the Company, as determined from lawyers within the firm who have performed services for the Company within the prior twelve months.

         (d) You shall have received on the Closing Date an opinion of Cahill Gordon & Reindel, counsel for the Underwriter, dated the Closing Date and addressed to you to the effect that:

             (i) The Shares have been duly authorized and validly issued and are fully paid and nonassessable;

             (ii) This Agreement has been duly and validly authorized, executed and delivered by the Company;

             (iii) The Registration Statement, as of its effective date, and the Prospectus, as of its date (other than the financial statements and other financial and statistical information included therein, as to which such counsel shall not be requested to and shall not express any opinion) appeared on their face to comply as to form in all material respects with the requirements of Form S-3 under the Act; and

             (iv) The Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no proceedings for a stop order are pending or threatened under the Act.

         In rendering the foregoing opinion such counsel shall be permitted to rely as to all matters of California law upon the opinion of O'Melveny & Myers LLP, counsel for the Company, described in the foregoing paragraph (c).

        Such counsel shall state that they have participated in conferences with officers and other representatives of the Company, counsel for the Company,representatives of the independent accountants for the Company and the Representatives at which the contents of the Registration Statement and Prospectus (including the
Incorporated Documents) and related matters were discussed;
and that, although such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration
Statement and Prospectus, such counsel advises the Representatives that, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to their attention that would lead such counsel to believe that either the Registration Statement (including the Incorporated Documents), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the Incorporated Documents), as of its date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except in each case as to the financial statements and other financial and statistical information included therein, as to which such counsel shall not be requested to and shall not comment.

       (e) You shall have received letters addressed to you, and dated the date hereof and the Closing Date from Arthur
Andersen LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

      (f) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus
(or any amendment or Supplement thereto): (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company; (iv) the Company shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto for use in connection with the offering of the Shares); and (v) all the representations and warranties of the Company contained in this Agreement shall in all material respects be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate of the Company, dated the Closing Date and signed on its behalf by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 6(f) and in Section
6(g) hereof.

     (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

     (h) Prior to the Closing Date, the Shares shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange.

     (i) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

     (j) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the American Stock Exchange, other than a temporary suspension in trading to provide for an orderly market, or the establishing on such exchanges by the Commission or by such exchanges of minimum or maximum prices which are not in force and effect on the date hereof; (ii) a general moratorium on commercial banking activities declared by either federal or state authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; (iv) any calamity or crisis, change in national, international or world affairs, act of God, change in the international or domestic markets, or change in the existing financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in this clause (iv) makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus; or (v) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule, or order of any court or other governmental authority, or the taking of any action by any federal, state or local government or agency in respect of fiscal or monetary affairs, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares in the manner contemplated in the Prospectus.

        All opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory to you and counsel for the several Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you may request.

        If any of the conditions specified above in this
Section 6 shall not have been satisfied at or prior to the Closing Date (and, if applicable, the Option Closing Date) or waived by you in writing, this Agreement may be terminated by you on notice to the Company.

        7. INDEMNIFICATION. (a) The Company will indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary
Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you, specifically for use in the preparation thereof; and provided, further, that if any Preliminary Prospectus or the Prospectus contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised Preliminary Prospectus or in the Prospectus or in an amended or supplemented Prospectus, the Company shall not be liable to any Underwriter or controlling person under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results from the fact that such Underwriter sold Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, such revised
Preliminary Prospectus or Prospectus or amended or supplemented
Prospectus. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

       (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement and, each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration
Statement, such Preliminary Prospectus or the Prospectus, such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any such Underwriter specifically for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

         (c) Any party which proposes to assert the right to be indemnified under this Section 7 shall, within ten days after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 7, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party at the expense of the indemnifying party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel in a written opinion that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense, or certain aspects of the defense, of such action (in which case the indemnifying party shall not have the right to direct the defense of such action with respect to those matters or aspects of the defense on which a conflict exists or may exist on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses to the extent applicable shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. Each indemnified party, as a condition of such indemnity, shall cooperate in good faith with the indemnifying party in the defense of any such action or claim.

         (d)  If the indemnification provided for in this
Section 7 is for any reason, other than pursuant to the terms thereof, judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right to appeal) to be unavailable to an indemnified party under subsections (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault, as applicable, of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other relevant equitable considerations. The relative benefits received by, as applicable, the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

        8.   REPRESENTATIONS AND AGREEMENTS
TO SURVIVE DELIVERY. All representations, warranties, and agreements of the Company contained in Sections 7 and 11 herein or in certificates delivered pursuant hereto, and the agreements of the Underwriters contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Underwriter or any controlling person, the Company or any of its officers, directors or any controlling persons and shall survive delivery of the Shares to the Underwriters hereunder.

          9. SUBSTITUTION OF UNDERWRITERS. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b)  If, after giving effect to any
arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company as provided in subsection (a) above, the aggregate number of Shares which remains unpurchased does not exceed one tenth of the total Shares to be sold on the Closing Date, then the Company shall have the right to require each nondefaulting Underwriter to purchase the Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters made by you or the Company as provided in subsection
(a) above, the number of Shares which remains unpurchased exceeds one tenth of the total Shares to be sold on the Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require the non-defaulting Underwriters to purchase Shares of the defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company except for the expenses to be borne by the Company and the Underwriters as provided in Section 11 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10. EFFECTIVE DATE AND TERMINATION. (a) This Agreement shall become effective (i) upon the execution and delivery hereof by the parties hereto, or (ii) if, at any time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of the registration statement or such post-effective amendment has been released by the Commission; provided, however, that the provisions of Section 7 and 11 shall at all times be effective.

        (b) This Agreement may be terminated by you at any time before it becomes effective in accordance with Section 10(a) by notice to the Company; provided, however, that the provisions of this Section 10 and of
Section 7 and Section 11 hereof shall at all times be effective. In the event of any termination of this Agreement pursuant to Section 9 hereof or this Section 10(b), the Company shall not then be under any liability to any Underwriter except as provided in Section 7 or Section 11 hereof.

        (c) This Agreement may be terminated by you at any time at or prior to the Closing Date by notice to the Company if any condition specified in Section 6 hereof shall not have been satisfied on or prior to the Closing Date. Any such termination shall be without liability of any party to any other party except as provided in Sections 7 and 11 hereof.

         (d) This Agreement also may be terminated by you, by notice to the Company as to any obligation of the Underwriters to purchase the Option Shares, if any condition specified in
Section 6 hereof shall not have been satisfied at or prior to the Option Closing Date or as provided in Section 9 of this Agreement.

         If you terminate this Agreement as provided in Sections 10(b), 10(c) or 10(d), you shall notify the Company by telephone or telegram, confirmed by letter.

          11. COSTS AND EXPENSES. The Company will bear and pay the costs and expenses incident to the registration of the Shares and public offering thereof, including, without limitation, (a) the fees and expenses of the Company's accountants and the fees and expenses of counsel for the Company, (b) the preparation, printing, filing, delivery and shipping of the Registration Statement, each Preliminary
Prospectus, the Prospectus and any amendments or supplements thereto (except as otherwise expressly provided in Sections 5(d) and 5(f) hereof) and the printing or other processing, delivery and shipping of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, Underwriters' Questionnaires and
Powers of Attorney and Blue Sky Memoranda, (c) the furnishing of copies of such documents (except as otherwise expressly provided in Sections 5(d) and 5(f) hereof) to the Underwriters, (d) the registration or qualification of the Shares for offering and sale under the securities laws of the various states, including the reasonable fees of Underwriters' counsel and disbursements relating to such registration or qualification, (e) the fees payable to the National Association of Securities Dealers, Inc.
(if any) and the Commission in connection with their review of the proposed offering of the Shares, (f) all printing and engraving costs related to preparation of the certificates for the Shares, including transfer agent and registrar fees, (g) all initial transfer taxes, if any, (h) all fees and expenses relating to the authorization of the Shares for trading on the New York Stock Exchange, (i) all travel expenses, including air fare and accommodation expenses, of representatives of the Company in connection with the offering of the Shares and (j) all of the other costs and expenses incident to the performance by the Company of the registration and offering of the Shares;
provided, however, that the Underwriters will bear and pay the fees and expenses of the Underwriters' counsel (other than fees and disbursements relating to the registration or qualification of the Shares for offering and sale under the securities laws of the various states), the Underwriters' out-of-pocket expenses, and any advertising costs and expenses incurred by the Underwriters incident to the public offering of the Shares.

       If this Agreement is terminated by you in accordance with the provisions of Section 10(c), other than for failure of the condition set forth in Section 6(j), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

       12. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Underwriters shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed c/o A.G. Edwards & Sons, Inc. at One North Jefferson Ave., St. Louis, Missouri 63103, Attention:
Syndicate, facsimile number (314) 955-5515, or if sent to the Company shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to the Company at 630
East Foothill Boulevard, San Dimas, California 91733, Attention:
McClellan Harris III, facsimile number (904) 394-0711; with a copy to Michael J. Fairclough, Esq., O'Melveny & Myers LLP, 400
South Hope Street, Los Angeles, California 90071, facsimile number (213) 669-6407. Notice to any Underwriter pursuant to
Section 7 shall be mailed, delivered, sent by facsimile transmission, or telegraphed and confirmed to such Underwriter's address as it appears in the Underwriters' Questionnaire furnished in connection with the offering of the Shares or as otherwise furnished to the Company.

        13. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, corporation or other entity, other than the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in
Section 7, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person, corporation or other entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

        In all dealings with the Company
under this Agreement you shall act on behalf of each of the several Underwriters. The Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by you on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

        14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

        15. PRONOUNS. Whenever a pronoun of any gender or number is used herein, it shall, where appropriate, be deemed to include any other gender and number.

        16.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAWS.

               If the foregoing is in accordance with your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company and the Underwriters.


                              SOUTHERN CALIFORNIA WATER COMPANY


                              By: _____________________________
                                  Name:
                                  Title:


Accepted as of the date first above
written, on behalf of ourselves.

A.G. EDWARDS & SONS, INC.
EDWARD D. JONES & CO., L.P.
LEGG MASON WOOD WALKER, INCORPORATED


By:  A.G. EDWARDS & SONS, INC.


By:  _________________________
     Name:
     Title:

                          SCHEDULE I


                                                  Number of
Name                                              Firm Shares


A.G. Edward & Sons, Inc. . . . . . . . . . . . .
Edward D. Jones & Co., L.P. .. . . . . . . . . .
Legg Mason Wood Walker, Incorporated . . . . . .



                                                   ___________

                   Total                            1,000,000
                                                   ___________